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UNITED STATES BANKRUPTCY COURT

Southern DISTRICT OF New York

In Re. CD Acquisition Corp.	§	Case No. 23-11959
	§	
Debtor(s)	§	Lead Case No. 23-11969
	§	☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 12/31/2023

Petition Date: 12/07/2023

Months Pending: 1

Industry Classification: 5 4 1 9

Reporting Method: Accrual Basis ◉ Cash Basis ◯

Debtor's Full-Time Employees (current): 0

Debtor's Full-Time Employees (as of date of order for relief): 0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☒ Statement of operations (profit or loss statement)
- ☐ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☐ Schedule of payments to insiders
- ☐ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Brian S. Lennon
Signature of Responsible Party

01/31/2024
Date

Brian S. Lennon
Printed Name of Responsible Party

787 Seventh Avenue, New York, NY 10019
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 1

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Debtor's Name CD Acquisition Corp. Case No. 23-11959

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ○ Market ○ Other ◉ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name CD Acquisition Corp. Case No. 23-11959

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	None		$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 3

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Debtor's Name CD Acquisition Corp. Case No. 23-11959

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UST Form 11-MOR (12/01/2021) 4

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Debtor's Name CD Acquisition Corp. Case No. 23-11959

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	None		$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 5

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Debtor's Name CD Acquisition Corp. Case No. 23-11959

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UST Form 11-MOR (12/01/2021) 6

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Debtor's Name CD Acquisition Corp. Case No. 23-11959

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name CD Acquisition Corp. Case No. 23-11959

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)		Yes ◯ No ◉
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)		Yes ◯ No ◉
c.	Were any payments made to or on behalf of insiders?		Yes ◯ No ◉
d.	Are you current on postpetition tax return filings?		Yes ◉ No ◯
e.	Are you current on postpetition estimated tax payments?		Yes ◉ No ◯
f.	Were all trust fund taxes remitted on a current basis?		Yes ◉ No ◯
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)		Yes ◯ No ◉
h.	Were all payments made to or on behalf of professionals approved by the court?		Yes ◯ No ◯ N/A ◉
i.	Do you have:	Worker's compensation insurance?	Yes ◉ No ◯
		If yes, are your premiums current?	Yes ◉ No ◯ N/A ◯ (if no, see Instructions)
		Casualty/property insurance?	Yes ◉ No ◯
		If yes, are your premiums current?	Yes ◉ No ◯ N/A ◯ (if no, see Instructions)
		General liability insurance?	Yes ◉ No ◯
		If yes, are your premiums current?	Yes ◉ No ◯ N/A ◯ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		Yes ◯ No ◉
k.	Has a disclosure statement been filed with the court?		Yes ◯ No ◉
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		Yes ◉ No ◯

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name CD Acquisition Corp. Case No. 23-11959

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ●
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ●

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ G. Grant Lyon
Signature of Responsible Party

G. Grant Lyon
Printed Name of Responsible Party

Interim CEO
Title

01/31/2024
Date

UST Form 11-MOR (12/01/2021) 9

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Debtor's Name CD Acquisition Corp. Case No. 23-11959

PageOnePartOne

PageOnePartTwo

PageTwoPartOne

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UST Form 11-MOR (12/01/2021) 10

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In re: Troika Media Group, Inc.
Lead Case No.: 23-11969
Statement of cash receipts and disbursements
December 2023

$ in USD

TROIKA MEDIA GROUP, INC. & RELATED DEBTORS

Case Number:	Debtor:	Beginning Cash Balance:	Cash Receipts (net):	Cash Disbursements (net):	Ending Cash Balance (before InterCo Transfers):	Intercompany Transfers	Ending Cash Balance:
081-23-11957	CONVERGE DIRECT, LLC (1)	$ 322,854.55	$ 15,940,006.97	$ (11,684,963.39)	$ 4,577,898.13	$ (2,875,500.00)	$ 1,702,398.13
081-23-11958	CONVERGE DIRECT INTERACTIVE, LLC	$ -	$ -	$ -	$ -	$ -	$ -
081-23-11959	CD ACQUISITION CORP.	$ -	$ -	$ -	$ -	$ -	$ -
081-23-11960	LACUNA VENTURES, LLC	$ -	$ -	$ -	$ -	$ -	$ -
081-23-11961	MISSION MEDIA USA, INC	$ -	$ -	$ -	$ -	$ -	$ -
081-23-11962	MISSIONCULTURE LLC	$ -	$ -	$ -	$ -	$ -	$ -
081-23-11963	TROIKA DESIGN GROUP, INC.	$ -	$ -	$ -	$ -	$ -	$ -
081-23-11964	TROIKA IO, INC.	$ -	$ -	$ -	$ -	$ -	$ -
081-23-11965	TROIKA MISSION WORLDWIDE, INC.	$ -	$ -	$ -	$ -	$ -	$ -
081-23-11966	TROIKA PRODUCTION GROUP, LLC	**$ -**	**$ -**	**$ -**	$ -	**$ -**	**$ -**
081-23-11967	TROIKA SERVICES, INC.	$ -	$ -	$ -	$ -	$ -	$ -
081-23-11968	TROIKA-MISSION HOLDINGS, INC	$ -	$ -	$ -	$ -	$ -	$ -
081-23-11969	TROIKA MEDIA GROUP, INC. (2)	$ 297,691.73	$ 113,857.45	$ (985,203.12)	$ (573,653.94)	$ 2,875,500.00	$ 2,301,846.06
	TOTALS:	**$ 620,546.28**	**$ 16,053,864.42**	**$ (12,670,166.51)**	**$ 4,004,244.19**	**$ -**	**$ 4,004,244.19**

(1) Converge Direct, LLC total cash received includes $7,307,500 received relating to DIP financing.
(2) Total ending balance for Troika Media Group, Inc. of ~$2.3M includes the Restricted Cash held in Escrow of $1.625M.

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In re: Troika Media Group, Inc.
Lead Case No.: 23-11969
Consolidated Balance Sheets
December 2023

$ in USD

TROIKA MEDIA GROUP, INC. & RELATED DEBTORS

	CONVERGE DIRECT, LLC	CONVERGE DIRECT INTERACTIVE, LLC	CD ACQUISITION CORP.	LACUNA VENTURES, LLC	MISSION MEDIA USA, INC.	MISSION CULTURE LLC	TROIKA DESIGN GROUP, INC.	TROIKA IO, INC.	TROIKA MISSION WORLDWIDE, INC.	TROIKA PRODUCTION GROUP, LLC	TROIKA SERVICES, INC.	TROIKA-MISSION HOLDINGS, INC.	TROIKA MEDIA GROUP, INC.	Total Consolidated
	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023
ASSETS	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Current assets:														
Cash and cash equivalents	$ 1,694,638	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 666,350	$ 2,360,988
Restricted cash (1)	-	-	-	-	-	-	-	-	-	-	-	-	1,625,000	1,625,000
Accounts receivable, net	11,457,589	-	-	-	-	-	-	-	-	-	-	-	-	11,457,589
Contract assets	2,678,495	-	-	-	-	-	-	-	-	-	-	-	-	2,678,495
Prepaid expenses and other current assets	1,388,067	-	-	-	-	-	-	-	-	-	-	-	2,206,993	3,595,060
Total current assets	**17,218,789**	-	-	-	-	-	-	-	-	-	-	-	**4,498,343**	**21,717,132**
Non-current assets:														
Property and equipment, net	212,329	-	-	-	-	-	-	-	-	-	-	-	49,395	261,724
Operating lease right-of-use assets, net	2,327,494	-	-	-	-	-	-	-	-	-	-	-	-	2,327,494
Amortizable intangible assets, net	-	-	-	-	-	-	-	-	-	-	-	-	31,152,730	31,152,730
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	21,614,359	21,614,359
Other assets	548,554	-	-	-	-	-	-	-	-	184,530	-	-	-	733,084
Due to related Party (2)	27,681,333	1,991,570	-	9,352,769	(98,902)	(9,735,519)	(9,898,289)	(14,031,065)	(382,168)	(1,569,805)	(4,369,074)	(13,809,299)	14,868,449	(0)
Total assets	**$ 47,988,499**	**$ 1,991,570**	**$ -**	**$ 9,352,769**	**$ (98,902)**	**$ (9,735,519)**	**$ (9,898,289)**	**$ (14,031,065)**	**$ (382,168)**	**$ (1,385,275)**	**$ (4,369,074)**	**$ (13,809,299)**	**$ 72,183,277**	**$ 77,806,523**
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT														
Liabilities Not Subject to Compromise														
Current liabilities:														
Accounts payable	$ 2,400,586	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 231,691	$ 2,632,277
Accrued and other current liabilitie	-	-	-	-	-	-	-	-	-	-	-	-	2,179,321	2,179,321
Accrued billable expenses	7,264,719	-	-	-	-	-	-	-	-	-	-	-	-	7,264,719
Deferred Revenue	577,156	-	-	-	-	-	-	-	-	-	-	-	-	577,156
Current portion of long-term debt, net of deferred financing costs	-	-	-	-	-	-	-	-	-	-	-	-	328,333	328,333
Total current liabilities Not Subject to Compromise	**10,242,461**	-	-	-	-	-	-	-	-	-	-	-	**2,739,345**	**12,981,806**
Non-current liabilities:														
Long-term debt, net of deferred financing costs (3)	-	-	-	-	-	-	-	-	-	-	-	-	7,800,000	7,800,000
Total liabilities Not Subject to Compromise	**10,242,461**	-	-	-	-	-	-	-	-	-	-	-	**10,539,345**	**20,781,806**
Liabilities Subject to Compromise (4)														
Current liabilities:														
Accounts payable	$ 13,423,327	$ -	$ -	$ -	$ -	$ 1,014,755	$ 84,296	$ -	$ -	$ -	$ -	$ -	$ 253,560	$ 14,775,939
Accrued and other current liabilitie	433,003	-	-	-	-	461,773	-	-	-	100,044	-	-	4,135,441	5,130,262
Accrued billable expenses	1,743,533	-	-	-	-	-	-	-	-	-	-	-	-	1,743,533
Deferred Revenue	968,593	-	-	-	-	2,456,168	835,250	-	-	-	-	-	-	4,260,011
Current portion of long-term debt, net of deferred financing costs	-	-	-	-	-	-	-	-	-	-	-	-	1,966,241	1,966,241
Acquisition liabilities	-	-	-	-	-	-	-	-	-	-	-	-	9,346,504	9,346,504
Convertible note payable	-	-	-	-	-	-	-	-	-	-	-	-	60,006	60,006
Operating lease liabilities, current	638,144	-	-	-	-	437,105	-	-	-	571,503	-	-	-	1,646,753
Taxes payable, net	-	-	-	-	-	58,242	-	-	-	-	-	-	-	58,242
Restructuring liabilities	-	-	-	-	-	-	-	-	-	-	-	-	99,408	99,408
Contingent liability	-	-	-	-	-	-	-	-	-	-	-	-	939,224	939,224
Other current liabilities	8,615	-	-	-	-	-	-	-	-	-	-	-	-	8,615
Total current liabilities Subject to Compromise	**17,215,216**	-	-	-	-	**4,428,044**	**919,546**	-	-	**671,547**	-	-	**16,800,383**	**40,034,737**
Non-current liabilities:														
Long-term debt, net of deferred financing costs	-	-	-	-	-	-	-	-	-	-	-	-	66,286,105	66,286,105
Operating lease liabilities, non-current	4,362,013	-	-	-	-	1,182,424	-	-	-	49,219	-	-	-	5,593,655
Other long-term liabilities	-	-	-	-	-	-	-	-	-	-	-	-	8,425	8,425
Total liabilities Subject to Compromise	**21,577,228**	-	-	-	-	**5,610,468**	**919,546**	-	-	**720,766**	-	-	**83,094,913**	**111,922,921**
Total liabilities	**31,819,689**	-	-	-	-	**5,610,468**	**919,546**	-	-	**720,766**	-	-	**93,634,258**	**132,704,727**
Total stockholders' equity (deficit)	**16,168,810**	**1,991,570**	-	**9,352,769**	**(98,902)**	**(15,345,987)**	**(10,817,835)**	**(14,031,065)**	**(382,168)**	**(2,106,040)**	**(4,369,074)**	**(13,809,298)**	**(21,450,981)**	**(54,898,204)**
Total liabilities and stockholders' equity (deficit	**$ 47,988,499**	**$ 1,991,570**	**$ -**	**$ 9,352,769**	**$ (98,902)**	**$ (9,735,519)**	**$ (9,898,289)**	**$ (14,031,065)**	**$ (382,168)**	**$ (1,385,275)**	**$ (4,369,074)**	**$ (13,809,298)**	**$ 72,183,277**	**$ 77,806,523**
	-	-	-	-	-	-	-	-	-	-	-	-	-	-

(1) Restricted cash amount of $1.625M are funds held in escrow relating to bankruptcy professional fees.

(2) Due to related party is related to intercompany accounts that net to zero in consolidation.

(3) Long-term Debt Not Subject to Compromise is related to Debtor in Possession ("DIP") financing.

(4) Liabilities Subject to Compromise relates to all pre-petition obligations, including any priority or secured claims.

23-11969-dsj Doc 158 Filed 01/31/24 Entered 01/31/24 21:48:47 Main Document
Pg 15 of 15

In re: Troika Media Group, Inc.
Lead Case No.: 23-11969
Consolidated Statements of Operations
For the post-petition period (i.e., Dec 7 - Dec 31, 2023)

$ in USD

TROIKA MEDIA GROUP, INC. & RELATED DEBTORS

	CONVERGE DIRECT, LLC	CONVERGE DIRECT INTERACTIVE, LLC	CD ACQUISITION CORP.	LACUNA VENTURES, LLC	MISSION MEDIA USA, INC.	MISSION CULTURE LLC	TROIKA DESIGN GROUP, INC.	TROIKA IO, INC.	TROIKA MISSION WORLDWIDE, INC.	TROIKA PRODUCTION GROUP, LLC	TROIKA SERVICES, INC.	TROIKA-MISSION HOLDINGS, INC.	TROIKA MEDIA GROUP, INC.	Total Consolidated
	Dec 7 - Dec 31, 2023	Dec 7 - Dec 31, 2023	Dec 7 - Dec 31, 2023	Dec 7 - Dec 31, 2023	Dec 7 - Dec 31, 2023	Dec 7 - Dec 31, 2023	Dec 7 - Dec 31, 2023	Dec 7 - Dec 31, 2023	Dec 7 - Dec 31, 2023	Dec 7 - Dec 31, 2023	Dec 7 - Dec 31, 2023	Dec 7 - Dec 31, 2023	Dec 7 - Dec 31, 2023	Dec 7 - Dec 31, 2023
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenue	$ 9,946,105	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 9,946,105
Cost of revenue	$ 8,739,694	-	-	-	-	-	-	-	-	-	-	-	-	8,739,694
Gross margin	1,206,411	-	-	-	-	-	-	-	-	-	-	-	-	1,206,411
Gross margin %	*12.1%*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*12.1%*
Operating expenses:														
Selling, general and administrative expenses	1,319,985	-	-	-	-	6,114	-	-	-	(35,882)	(40,323)	-	3,957,820	5,207,714
Depreciation and amortization	6,255	-	-	-	-	-	-	-	-	-	-	-	340,569	346,824
Impairments and other losses (gains), net	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Restructuring and other related charges	-	-	-	-	-	-	-	-	-	-	-	-	(2,052)	(2,052)
Total operating expenses	1,326,240	-	-	-	-	6,114	-	-	-	(35,882)	(40,323)	-	4,296,336	5,552,486
Operating loss	(119,829)	-	-	-	-	(6,114)	-	-	-	35,882	40,323	-	(4,296,336)	(4,346,075)
Other income (expense):														-
Interest expense	-	-	-	-	-	-	-	-	-	-	-	-	(77,877)	(77,877)
Loss contingency on equity issuance	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Miscellaneous income (expense) (1)	(34,766)	-	-	-	-	-	-	-	-	-	-	-	4,427	(30,339)
Total other expense	(34,766)	-	-	-	-	-	-	-	-	-	-	-	(73,450)	(108,216)
Loss from operations before income taxes	(154,596)	-	-	-	-	(6,114)	-	-	-	35,882	40,323	-	(4,369,786)	(4,454,291)
Income tax expense	-	-	-	-	-	-	-	-	-	-	-	-	(11,282)	(11,282)
Net loss from continuing operations after income tax	(154,596)	-	-	-	-	(6,114)	-	-	-	35,882	40,323	-	(4,381,068)	(4,465,573)
Net loss	(154,596)	-	-	-	-	(6,114)	-	-	-	35,882	40,323	-	(4,381,068)	(4,465,573)
Foreign currency translation adjustment	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Comprehensive loss	(154,596)	-	-	-	-	(6,114)	-	-	-	35,882	40,323	-	(4,381,068)	(4,465,573)
	(1.6%)	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*(44.9%)*

(1) Miscellaneous income for Troika Media Group, Inc. relates to a refund received.